Exhibit 10.6

AMENDMENT NO. 5 TO
FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Amendment No. 5 to Fourth Amended and Restated Credit and Security Agreement (this “Amendment”) is entered into as of December 7, 2012, by and among:

(1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),
(2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),
(3) MARKET STREET FUNDING LLC, a Delaware limited liability company (“Market Street”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to Market Street (together with its successors, “PNC” and together with Market Street, the “Market Street Group”),
(4) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),
(5) PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Market Street Group (together with its successors in such capacity, the “Market Street Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and
(6) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Market Street Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).
W I T N E S S E T H :
WHEREAS, the Borrower, the Servicer, the Market Street Group, the Gotham Group and the Agents are parties to that certain Fourth Amended and Restated Credit and Security Agreement, dated as of June 11, 2008, by and among the parties hereto or their predecessors in interest (as amended, restated or otherwise modified from time to time, the “Credit and Security Agreement”); and
WHEREAS, the parties wish to amend the Credit and Security Agreement, on the terms and subject to the conditions hereinafter set forth;

Exhibit 10.6

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Credit and Security Agreement.
2.    Amendment. All references to “December 7, 2012” in Annex A to the Credit and Security Agreement are hereby replaced with “December 6, 2013.”
3.    Representations. In order to induce the other parties to enter into this Amendment, each of the Loan Parties hereby represents and warrants to the Lenders and the Agents that (a) each of such Loan Party’s representations and warranties contained in Section 6.1 of the Credit and Security Agreement is correct in all respects on and as of the date of the date hereof as though made on and as of such date (except for such representations which speak only as of an earlier date), (b) no event has occurred and is continuing, or would result from such Advance, that constitutes an Event of Default or Unmatured Default, (c) after giving effect to the this Amendment, the Termination Date shall not have occurred; and (d) the execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate action on its part, and this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.    Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) execution and delivery to the Administrative Agent of a counterpart hereof by each of the parties hereto, and (b) execution and delivery by the Borrower and each of the Co-Agents to the Administrative Agent of a counterpart of that certain amendment fee letter dated as of the date hereof, and payment in immediately available funds of the fee referenced therein.
5.    Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
(c)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an

Exhibit 10.6

original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d)    Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect and is hereby ratified and confirmed.
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By: /s/ Michael G. Lukas_________________
Name: Michael G. Lukas
Title: VP Finance

QUEST DIAGNOSTICS INCORPORATED, as Servicer

By: /s/ Michael G. Lukas_________________
Name: Michael G. Lukas
Title: VP Finance

Exhibit 10.6

PNC BANK, NATIONAL ASSOCIATION, as Market Street Agent

By: /s/ William Falcon
Name:     William Falcon
Title:    Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Gotham Agent

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By: /s/ Luna Mills
Name: Luna Mills
Title: Director

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MARKET STREET FUNDING LLC

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

Exhibit 10.6

PNC BANK, NATIONAL ASSOCIATION

By: /s/ William Falcon
Name:     William Falcon
Title:    Vice President

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GOTHAM FUNDING CORPORATION

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

Exhibit 10.6

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By: /s/ B. McNany
Name: B. McNany
Title:     Vice President

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